REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 27, 2017, by and among Windtree Therapeutics, Inc., a Delaware corporation (the “Company”), and LPH Investments Limited, a company incorporated in the Cayman Islands with limited liability (the “Buyer”).

WHEREAS:

A. In connection with the Securities Purchase Agreement, dated as of the date hereof, by and between the Company and the Buyer (the “SPA”), pursuant to which the Company shall issue and sell, and the Buyer shall purchase, 46,232,085 shares of common stock, par value US$0.001 per share of the Company (“Common Stock”, such number of shares of Common Stock, the “Shares”) for a total purchase price of US$10,000,000.

B. To induce the Buyer to execute and deliver the SPA, the Company has agreed to provide certain registration rights for the Shares under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. DEFINITIONS.

a.      As used in this Agreement, the following terms shall have the following meanings:

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and any successor statute.

(ii) “Person” means and includes any natural person, partnership, joint venture, corporation, trust, limited liability company, limited company, joint stock company, unincorporated organization, government entity or any political subdivision or agency thereof, or any other entity.

(iii) “Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis, and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the “SEC”).

(iv) “Registrable Securities” means (a) the Shares, and (b) any shares of Common Stock issued or issuable with respect to any shares described in subsection (a) above by way of a stock dividend or stock split or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event with respect to the Common Stock.

(iv) “Registration Statement(s)” means a registration statement of the Company under the Securities Act required to be filed hereunder.

2. REGISTRATION.

a.      Demand Registrations.

(i)      At any time and from time to time after the 180th day following the date of this Agreement (the last day of such 180-day period, the “Right Commencement Date”), and prior to the expiration of a 12-month period following the Right Commencement Date (the “First Tranche Registration Period”), the Buyer may request the registration by the Company under the Securities Act of the Registrable Securities for the resale of such Registrable Securities on an appropriate registration statement of the SEC as shall permit the disposition of such Registrable Securities in accordance with the intended method of disposition specified in the registration statement (each, an “Initial Registration Statement”); PROVIDED, HOWEVER, that the total number of such Registrable Securities covered by the Initial Registration States filed during the First Tranche Registration Period pursuant to this Section 2.a. shall not exceed 25% of the Registrable Securities.

(ii)      At any time, and from time to time, after the expiration of the First Tranche Registration Period, but in any event not more than (ii) once in each 12-month period if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, or (ii) twice in each 12-month period if the Company is then eligible to register for resale the Registrable Securities on Form S-3,the Buyer may request the registration by the Company under the Securities Act of all or part of the Registrable Securities outstanding that are not registered under an effective registration statement under the Securities Act.

b.      Piggy-back Registration.

If at any time the Company files with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its securities (other than debt securities or securities being registered on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) (each, a “Piggy-back Registration Statement”), the Company shall include in such Piggy-back Registration Statement for the resale of (i) the number of Registrable Securities that, together with the total number of Registrable Securities covered under existing effective Registration Statements, shall not exceed 25% of the Registrable Securities, if such Piggy-back Registration Statement is filed on or prior to the last day of the First Tranche Registration Period, or (ii) all or a part of Registrable Securities, as determined by the Buyer in its sole discretion, if such Piggy-back Registration Statement is filed after the last day of the First Tranche Registration Period.

3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registration Securities pursuant to this Agreement, the Company shall have the following obligations:

a.      The Company shall prepare promptly, and file with the SEC, as soon as practicable; provided that, with respect to any registration request made by the Buyer pursuant to Section 2(a), in no event later than 30 days following such registration request, a Registration Statement with respect to the Registrable Securities and thereafter use its reasonable best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as possible after such filing, but in any event shall cause such Registration Statement relating to the Registrable Securities to become effective no later than 90 days from the date of filing, and shall keep the Registration Statement current and effective, and available for the resale of the Registrable Securities by the Buyer pursuant to Rule 415 under the Securities Act, at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities for such Registration Statement have been sold and (ii) the date on which all of the Registrable Securities for such Registration Statement (in the reasonable opinion of counsel to the Buyer) may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof), and without compliance with any “current public information” requirement, pursuant to Rule 144 (or successor thereto) under the Securities Act (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading (except that such provision shall not apply to any information provided by the Buyer or any transferee of the Buyer pursuant to Section 4(a)). The Registration Statement shall contain a plan of distribution approved by the Buyer.

b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement current and effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

c. The Company will immediately notify the Buyer by email or facsimile of the effectiveness of the Registration Statement or any post-effective amendment. The Company will respond to any and all comments received from the SEC as soon as reasonably practicable, with a view towards causing such Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable and shall file an acceleration request as soon as practicable, but no later than five (5) business days, following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review. No later than the second business day after the Registration Statement becomes effective, if required, the Company will file with the SEC the final prospectus included therein pursuant to Rule 424 (or successor thereto) under the Securities Act.

d. The Company shall use its reasonable best efforts to (i) register and qualify, in any jurisdiction where registration and/or qualification is required, the Registrable Securities covered by the Registration Statements under such other securities or “blue sky” laws of such jurisdictions in the United States as the Buyer shall reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

e. As promptly as practicable after becoming aware of such event, the Company shall notify the Buyer of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its reasonable best efforts promptly to prepare a supplement or amendment to any Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to the Buyer as the Buyer may reasonably request.

f. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify the Buyer who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

g. The Company shall permit a single firm of counsel designated by the Buyer (“Legal Counsel”) to review, at Buyer' own cost, such Registration Statement, and all amendments and supplements thereto, a reasonable period of time (but not less than five (5) business days) prior to their filing with the SEC and not file any documents in a form to which Legal Counsel reasonably objects and will not request acceleration of such Registration Statement without prior notice to Legal Counsel. The Company shall hold in confidence and not make any disclosure of information concerning the Buyer provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Buyer is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Buyer prior to making such disclosure, and allow the Buyer, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

h. Within two (2) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company cause the transfer agent for the Registrable Securities (with copies to Buyer) an appropriate instruction and, if required by the transfer agent, an opinion of such counsel in the form required by the transfer agent in order to issue the Registrable Securities free of restrictive legends.

i. At the reasonable request of the Buyer, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

j. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Buyer of Registrable Securities pursuant to a Registration Statement.

4. OBLIGATIONS OF THE BUYER. In connection with the registration of the Registrable Securities, the Buyer shall have the following obligations:

a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Buyer that the Buyer shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify the Buyer of the information the Company requires from the Buyer. Any such information shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

b. The Buyer agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless the Buyer has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

c. The Buyer agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), the Buyer will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Buyer’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, the Buyer shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Buyer’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

5. EXPENSES OF REGISTRATION. All reasonable expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, and the fees and disbursements of counsel for the Company (but not including fees and disbursements for counsel for any Buyer) shall be borne by the Company.

7. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a. The Company will indemnify, hold harmless and defend (i) the Buyer and (ii) the directors, officers, partners, managers, members, employees, agents and each Person who controls the Buyer within the meaning of the Securities Act or the Exchange Act, if any (each, an “Indemnified Person”), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, “Claims”) to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any prospectus (preliminary, final, free writing or otherwise), or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification provision contained in this Section 7(a) shall not apply (i) to a Claim arising out of or based upon a Violation to the extent that such Violation occurs in reliance upon and in conformity with information furnished in writing to the Company by or behalf of any Indemnified Person for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto, or (ii) to any amounts paid in settlement of any Claim effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the sale of the Registrable Securities by the Buyer.

b. Promptly after receipt by an Indemnified Person under this Section 7 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against the Company under this Section 7, deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnified Person, as the case may be.

PROVIDED, HOWEVER, that an Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the Company, if, in the opinion of counsel for the Buyer, the representation by such counsel of the Indemnified Person and the Company would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel (as well as local counsel) for the Indemnified Persons, and such legal counsel shall be selected by Buyer. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnified Person under this Section 7, except to the extent that the Company is actually prejudiced in its ability to defend such action, and shall not otherwise relieve the Company of any liability. The Company shall not, without the prior written consent of the Indemnified Persons, consent to entry of any judgment or enter into any settlement or other compromise with respect to any Claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not any such Indemnified Party is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Persons of a full release from all liability with respect to such Claim or which includes any admission as to fault or culpability on the part of any Indemnified Person.

c. The Buyer will indemnify, hold harmless and defend (i) the Company, and (ii) the directors, officers, partners, managers, members, employees, or agents of the Company, if any (each, a “Company Indemnified Person”), against any Claims to which any of them may become subject insofar as such Claims arise out of or are based upon any Violation which occurs due to the inclusion by the Company in a Registration Statement of false or misleading information about the Buyer, where such information was furnished in writing to the Company by the Buyer or on behalf of the Buyer for the purpose of inclusion in such Registration Statement. Notwithstanding anything herein to the contrary, the indemnity agreement contained in this Section 7(c) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Buyer, which consent shall not be unreasonably withheld or delayed; and provided, further, however, that a Buyer shall be liable under this Section 7(c) for only that amount of an Indemnity Claim as does not exceed the net amount of proceeds received by such Buyer as a result of the sale of Registrable Securities pursuant to such Registration Statement.

d. Promptly after receipt by a Company Indemnified Person under this Section 7 of notice of the commencement of any action (including any governmental action), such Company Indemnified Person shall, if a Claim in respect thereof is to be made against a Buyer under this Section 7, deliver to such Buyer a written notice of the commencement thereof, and such Buyer shall have the right to participate in, and, to the extent such Buyer so desires, to assume control of the defense thereof with counsel mutually satisfactory to such Buyer and the Company Indemnified Person, as the case may be.

PROVIDED, HOWEVER, that a Company Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the Buyer, if, in the reasonable opinion of counsel for the Company, the representation by such counsel of the Company Indemnified Person and the Buyer would be inappropriate due to actual or potential differing interests between the Company Indemnified Person and any other party represented by such counsel in such proceeding. The Buyer shall pay for only one separate legal counsel for the Company Indemnified Persons, and such legal counsel shall be selected in the reasonable judgment of the Company.

e. The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

8. CONTRIBUTION. To the extent any indemnification by the Company or the Buyer is prohibited or limited by law, each of the Company and the Buyer agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7 to the fullest extent permitted by law, based upon a comparative fault standard.

9. REPORTS UNDER THE 1934 ACT. With a view to making available to the Buyer the benefits of Rule 144 promulgated under the Securities Act (“Rule 144”) or any other similar rule or regulation of the SEC that may at any time permit the Buyer to sell securities of the Company to the public without registration, the Company agrees to:

a. make and keep public information available, as those terms are understood and defined in Rule 144;

b. file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c. so long as the Buyer owns Registrable Securities, promptly upon request, furnish to the Buyer (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act as required for applicable provisions of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Buyer to sell such securities pursuant to Rule 144 without registration.

10. ASSIGNMENT OF REGISTRATION RIGHTS. The rights under this Agreement shall be automatically assignable by the Buyer to any transferee of all or any portion of the Registrable Securities if: (i) such Buyer agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, and (iii) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. In the event that a Buyer transfers all or any portion of its Registrable Securities pursuant to this Section, the Company shall have at least ten (10) days to file any amendments or supplements necessary to keep a Registration Statement current and effective, and available for the resale of all of the Registrable Securities, pursuant to Rule 415 of the Securities Act.

11. AMENDMENT OF REGISTRATION RIGHTS. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the holders of a majority in interest of then-outstanding Registrable Securities. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each of the Buyer and the Company.

12. MISCELLANEOUS.

a. A Person is deemed to be a holder of Registrable Securities (the “Registered Owner”) whenever such Person owns of record or beneficially through a “street name” holder such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the Registered Owner of such Registrable Securities.

b. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile or email and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile or email, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:

Windtree Therapeutics, Inc.

2600 Kelly Road

Suite 100

Warrington, Pennsylvania 18976

Fax: 215-488-9557

Attn: General Counsel

with copy to:

Dentons US LLP

1221 Avenue of the Americas

New York, New York 10020
Fax: (212) 768-6800

Email: ira.kotel@dentons.com
Attn: Ira L. Kotel

If to the Buyer

c/o Lee’s Pharmaceutical (HK) Ltd.

Share 110-111, Bio-Informatics Centre

No. 2 Science Park West Avenue

Hong Kong Science Park, Shatin, Hong Kong

Telephone:     (852) 2314 1282

Facsimile:     (852) 2314 1708

Attention:     Dr. Benjamin Li

Email:          drli@leespharm.com

with a copy to (which shall not constitute notice):

King & Wood Mallesons LLP

500 5th Avenue, 50th Floor

New York, New York 10110

Telephone:      (347) 926-7542

Facsimile:      (917) 591-8167

Attention:     Laura H. Luo

Email:          laura.luo@us.kwm.com

Each party shall provide notice to the other party of any change in address.

c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each of the parties hereto hereby agrees to submit to the exclusive jurisdiction of the commercial division, New York State Supreme Court, or the federal courts, in each case sitting in the City of New York, borough of Manhattan (and, in each case, the applicable state and federal appeals courts sitting in the City of New York or, if not available or applicable, the State of New York), which shall hear any dispute, claim or controversy arising in connection with or related to this Agreement, including the validity, breach or enforcement hereof, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is in an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provision of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

e. This Agreement and the SPA (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the SPA supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f. Subject to the requirements of Section 10 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, and the provisions of Sections 7 and 8 hereof shall inure to the benefit of, and be enforceable by, each Indemnified Person and Company Indemnified Person (as applicable).

g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile or other electronic transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by the Company of any of the provisions hereunder, that the Buyer shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

l. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

m. In the event a Buyer shall sell or otherwise transfer any of its Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included in a Registration Statement for such transferor.

n. There shall be no oral modifications or amendments to this Agreement. This Agreement may be modified or amended only in writing.

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[Signature page follows]

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY: WINDTREE THERAPEUTICS, Inc. By: /s/ Craig Fraser Name: Craig Fraser Title: President & CEO	BUYER LPH INVESTMENTS LIMITED By: /s/ Benjamin Li, Ph.D Name: Benjamin Li, Ph.D Title: Chief Executive Officer